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                                                                   EXHIBIT 10.31

                             DISTRIBUTION AGREEMENT

            This Distribution Agreement ("Agreement"), dated as of March 13, 2000, is entered into by and between CNBC.com LLC ("CNBC.com"), a Delaware limited liability company with its principal offices at 2200 Fletcher Ave., Fort Lee, New Jersey 07084, and i3 Mobile, Inc. ("i3"), a Delaware corporation, with its principal offices at 181 Harbor Drive, 3rd Floor, Stamford, Connecticut 06902.

1.     DEFINITIONS.

       (a) "Content" means all information and material, whether or not protected by copyright, including but not limited to text, images, and other multimedia data, provided or made available to i3 by third parties as part of the Service.

       (b) "Content Provider" means a third party from whom i3 acquires the right to distribute Content provided or made available as part of the Service.

       (c) "Designated Resellers" means AT&T Wireless Services, SBC Communications and such other third parties approved in writing by CNBC.com through which i3 distributes the Headlines to Users, subject to the terms of this Agreement.

       (d) "Headlines" means brief text headlines of articles, each of which may include a synopsis of such article, consisting of no more than 100 characters each, which are selected by CNBC.com from stock and/or market related articles appearing on the CNBC.com site.

       (e) "Service" means i3's delivery of personalized information to users of wireless devices such as mobile phones, pagers and personal digital assistants through our distribution relationships with wireless network operators.

       (f) "Users" means all third parties to whom i3 may license, sell, transfer, make available or otherwise distribute the Service.

2.     GRANTS OF LICENSE.

       (a) Headlines. Subject to the terms and conditions of this Agreement, CNBC.com grants i3 a non-exclusive, non-transferable license to distribute the Headlines to the Designated Resellers and Users in North America solely for the purpose of being viewed on cellular telephones. Each Designated Reseller shall have the right to market and distribute the Headlines solely to such Designated Reseller's subscribers.

       (b) Trademarks. Subject to the terms and conditions of this Agreement, CNBC.com grants i3 a non-exclusive, non-transferable license to use and display the CNBC.com Marks solely in connection with the marketing and promotion of the distribution of the Headlines through the Service; provided, that CNBC.com shall have final right of approval over any use of the CNBC.com Marks in connection with such marketing and promotion. i3 agrees that the CNBC.com Marks are and will remain the sole property of CNBC.com and/or its affiliates and agrees to do nothing inconsistent with such ownership and that all use of the CNBC.com Marks, including all goodwill generated by i3's use thereof, shall accrue and inure to the benefit of and be on behalf of CNBC.com,
(ii) not to register or apply for registration of any element of the CNBC.com Marks, (iii) not to assert any adverse claim against CNBC.com based upon its use of the CNBC.com Marks, (iv) not to challenge or contest CNBC.com's ownership of the CNBC.com Marks, the validity of the CNBC.com Marks, or any element of the CNBC.com Marks, or the validity of the license granted herein; and (v) to assist CNBC.com in recording this Agreement with appropriate government authorities and in procuring any desired registration for the CNBC.com Marks as may be requested by CNBC.com (at CNBC.com's sole expense). CNBC.com reserves all rights to control the use of the CNBC.com Marks, and i3 shall not use, change, or modify the CNBC.com Marks in any manner without prior written authorization from CNBC.com. i3 shall (1) cause the appropriate designation "TM" or the registration symbol "(R)" to be placed adjacent to CNBC.com Marks in connection with each use or display thereof and to indicate such additional information as CNBC.com shall reasonably specify from time to time concerning the use of CNBC.com Marks, and (2) comply with all applicable laws pertaining to trademarks in force. Except as expressly granted in this Agreement, i3 shall have no other rights of any kind in the CNBC.com Marks. Under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, a license to any of CNBC.com's intellectual property other than the use of the CNBC.com Marks and the Headlines in


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CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
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accordance with the terms of this Agreement. i3 acknowledges that the CNBC.com
Marks are the sole property of CNBC.com and/or its affiliates, and this Agreement only grants i3 a limited right to use the CNBC.com Marks under the terms and conditions of this Agreement.





                                       2

CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.     OBLIGATIONS OF i3.

       (a) [*]. In consideration of the execution and delivery of this Agreement, and in advance of a second phase content distribution arrangement between the parties, simultaneously with the execution and delivery of this Agreement, and as a condition to CNBC.com's obligations hereunder, i3 is [*].

       (b) [*]. Pursuant to Section 4 of the letter agreement, dated December 29, 1999, between i3 (formerly Intelligent Information Incorporated) and NBC Interactive Media, Inc. (the "Letter Agreement"), each NBC Entity (as defined in the Letter Agreement) which enters into a Distribution Agreement (as defined in the Letter Agreement) with i3 shall [*]. In addition, in the event the first Distribution Agreement is executed on or before March 31, 2000, such [*]. In the interest of accelerating the deployment of CNBC.com content on i3's wireless platform, the parties have agreed that CNBC.com shall provide a more limited amount of content than originally contemplated, and in return [*] provided for in the Letter Agreement. Notwithstanding the foregoing, if this Agreement is the first distribution agreement executed between i3 and an NBC Entity, and CNBC.com and i3 enter into a second Distribution Agreement on or before April 30, 2000, then CNBC.com shall [*] on the terms specified in the Letter Agreement. If this Agreement is not the first distribution agreement executed between i3 and an NBC Entity, and CNBC.com and i3 enter into a second Distribution Agreement at any time after the date hereof, then CNBC.com shall [*] on the terms specified in the Letter Agreement. i3 shall provide written notification to CNBC.com, immediately after receiving CNBC.com's executed copy of this Agreement, as to whether this Agreement is the first Distribution Agreement so as to enable CNBC.com to [*] upon execution and delivery of a subsequent Distribution Agreement.

       (c) Attribution to CNBC.com. i3 shall include attribution to CNBC.com with respect to each Headline made available to Users hereunder. Such attribution shall consist of the phrase "CNBC.com Market Update - ", or such other similar lead-in as may be selected by CNBC.com, if feasible in bold lettering, at the beginning of each Headline, with such attribution appearing as text that is of a point size equal to that of the related Headline. I3 shall require that all Designated Resellers pass through such attribution to Users without alteration.

       (d) Preferred Placement. i3 guarantees that the Headlines provided by CNBC.com hereunder shall be the exclusive business and finance content appearing on each Designated Reseller's free tier of wireless data. To the extent technically feasible within i3's wireless platform, the Headlines shall be accorded Preferred Placement (as defined below) in the business and finance categories on all other platforms on which the Headlines are placed; provided, that such Preferred Placement shall not be subject to any exclusivity or Preferred Placement for such type of content which has been contracted for prior to the Effective Date by a third party not affiliated with i3. Preferred Placement shall mean (i) where a link to or display of content appears on a list, such link or content is in the default, top-most and left-most position; or (b) when a link to or display of content appears in a format other than a list, the link or content is more visually prominent, or at a higher rate of exposure, than other content partners.

       (e) Technology and Back-end Processing. i3 shall be responsible for all hosting and delivery of the Headlines, technical support, contractual arrangements with Designated Resellers and other necessary parties, customer service and all other issues involved in managing the relationship with Designated Resellers and Users. i3 shall ensure that all Headlines are delivered to Designated Resellers on a timely basis, but in any event within five (5) minutes of their receipt by i3. i3 shall use all reasonable efforts to ensure that all Headlines are then promptly delivered to Users by the Designated Resellers.

       (f) Marketing. i3 will ensure that CNBC.com receives (i) marketing support equal to that of any other content provider appearing within AT&T Wireless' and SBC Communications' free tier of wireless data, and (ii) marketing support equal to that made available to any other similarly situated provider on each additional platform on which the Headlines appear. At any time during the Term (as defined below), CNBC.com may request, and i3 shall promptly provide, an officer's certificate certifying that i3 has been and remains in compliance with this Section.

       (g) Promotion. Subject to the provisions of the Letter Agreement, i3 will make an aggregate of five percent (5%) of its unused inventory of wireless advertising taglines available to CNBC.com [*]. The value of this inventory for purposes of calculating the number of taglines allocated to CNBC under this Section shall be calculated at the i3's rate card for run of service taglines in effect at the time such taglines are ordered. The taglines shall promote the products and services of CNBC.com and its affiliates, and may not advertise, promote or mention any other product, service, web site or third party whatsoever without the prior written consent of i3. In addition, with respect to the placement or delivery of such taglines on any particular wireless network, i3 may reject such taglines if they would


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CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
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compete with or violate the rights of any other advertiser, sponsor or i3 distribution partner, as determined by i3 in its sole discretion and in good faith.

       (h) Review by CNBC.com. i3 shall provide CNBC.com with reasonable access to i3's technology and systems for distribution of the Headlines to Users for the purpose of reviewing i3's compliance with the terms and conditions of this Agreement. In addition, i3 shall provide CNBC.com with up to six (6) full subscriptions to receive wireless data from the Designated Resellers (as selected by CNBC.com) [*].

(i) Reporting. i3 shall provide CNBC.com with monthly reports regarding user data that is collected or otherwise received by i3 in connection with the delivery of the Headlines to Designated Resellers and Users, including without limitation the number of Users that elect to receive Headlines, the percentage of all eligible Users that elect to receive Headlines, the number of Users that receive Headlines for free versus on a subscription basis, the names and e-mail addresses of Users who elect to receive Headlines, and any other usable data or information that is reasonably requested by CNBC.com (the "User Data"). i3 shall also provide CNBC.com with aggregate data as to the number of click-throughs for the advertising campaign described in the third sentence of Section 3(i) below that are converted to receive CNBC.com complimentary services. All User Data shall be provided on both an aggregate basis and broken down by Designated Reseller. Such User Data shall be delivered to CNBC.com via e-mail or FTP in a machine readable format as reasonably specified by CNBC.com. CNBC.com may use the User Data for its own internal purposes, and may sell, distribute or share such User Data with its affiliates and partners; provided, that CNBC.com shall be required to comply with the privacy policy of each applicable Designated Reseller. Neither i3 nor any Designated Reseller may license, sell, distribute or share such User Data with third parties unless such User Data is (i) aggregated with data collected with respect to other Content Providers, it being understood that the User Data collected hereunder shall never constitute a majority of any aggregated pool of data licensed, sold, distributed or shared by i3 or any Designated Reseller, and (ii) in no way traceable to or identifiable as information of, or directly related to, CNBC.com or its affiliates.

(j) In consideration of both the execution of this Agreement, and in advance of a second phase content distribution arrangement between the parties, simultaneously with the execution and delivery of this Agreement, and as a further condition to CNBC.com's obligations hereunder, i3 is entering into a CNBC.com Confirmation Contract pursuant to which it shall purchase [*] in advertising on CNBC.com. CNBC.com, the National Broadcasting Company, Inc. ("NBC") and i3 agree that such purchase shall be [*] in the Total Spot Value (as defined in the Advertising Letter (as defined below)) to be provided to be provided to i3 by NBC pursuant to the Letter Agreement Regarding Purchase of NBC-TV Advertising Inventory (the "Advertising Letter"), dated December 22, 1999, between i3 and NBC. i3 shall use the advertising purchased pursuant to this Section to promote sign-ups for the CNBC.com complimentary services with i3's Designated Resellers. i3 shall use its best commercial efforts to design an advertising campaign and click-through pathway that will enable users to easily and efficiently sign-up for the CNBC.com complimentary services.

4. OBLIGATIONS OF CNBC.COM. Subject to the terms and conditions of this Agreement, CNBC.com shall provide i3 with three (3) Headlines on each day that the New York Stock Exchange is open for trading, with one (1) Headline being made available by 7:45 a.m. Eastern time, one (1) headline being made available at 12:45 p.m. Eastern time, and one (1) headline being made available at 4:45 p.m. Eastern time. The Headlines shall be made available to i3 via e-mail or other mutually agreed upon electronic means. CNBC.com shall use commercially reasonable efforts to maintain the timeliness of the Content; provided, that i3 acknowledges that, in part, CNBC.com relies on the performance of Content Providers and technology providers outside the control of CNBC.com in order to provide the Headlines.

5. EDITORIAL CONTROL. CNBC.com shall retain sole editorial control over the content and presentation of the Headlines; provided, that i3 may make changes to the formatting of the Headlines, subject to consultation with CNBC.com, in order to meet wireless display equipment formats. i3 shall not edit, abridge, rewrite or in any way alter the Headlines, or create any work derived from the Headlines, without the prior written consent of CNBC.com.

6. PROPERTY AND PROPRIETARY RIGHTS. All rights in and to any and all Headlines furnished by CNBC.com in connection with this Agreement, shall remain in CNBC.com, and no right, title or interest in or to any of the same is granted, transferred or assigned to i3 by this Agreement.

7.     PAYMENT.  [*].



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CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

8.     TERM AND TERMINATION.

       (a) Term. This term of this Agreement shall commence on the Effective Date and shall end on March 13, 2002 (the "Term").


       (b)     Termination.

               (i) Breach. Either party may terminate this Agreement at any time if the other party breaches any material provision of this Agreement. Such termination shall take effect (i) if the breach is incapable of cure, then immediately upon the breaching party's receipt of a written notice of termination which identifies the breach, or (ii) if the breach, capable of being cured, has not been cured within thirty (30) days after receipt of written notice from the non-breaching party identifying the breach, then immediately upon receipt of a written notice of termination received within thirty (30) days of the end or such thirty (30) day period.

               (ii) Termination of AT&T or SBC Contracts. If at any time i3's principal agreement with either AT&T Wireless Services or SBC Communications is terminated or expires, then i3 shall promptly notify CNBC.com of such event, and CNBC.com may terminate this Agreement at any time thereafter upon written notice to i3.

               (iii) Insolvency. Either party may terminate this Agreement by written notice to the other if the other party becomes insolvent, makes a general assignment for the benefit of creditors, permits the appointment of a receiver for its business or assets, or takes steps to wind up or terminate its business.

               (iv) Obligations Upon Termination. Effective upon termination of the Agreement, i3 shall immediately cease (A) licensing, selling, transferring, making available or otherwise distributing the Headlines, and (B) accessing, using or re-transmitting the Headlines. Within thirty (30) days of termination, i3 shall either (X) erase and purge the Headlines from any on-line and off-line storage media and certify in writing to CNBC.com that such erasure and purge has been completed, or (Y) certify in writing to CNBC.com that certain Content has been retained in creating back-ups during the normal course of business and that such Content shall not be used in any manner whatsoever without the prior consent of CNBC.com.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF CNBC.COM. CNBC.com represents and warrants to i3, and covenants and agrees with i3, that (a) it has the right and authority to enter into this Agreement, (b) its performance hereunder it shall obey all applicable laws, regulations and rules of any government body or agency or other competent authority, (c) it has the right and authority to grant to i3 the rights in the Headlines granted hereunder, and (d) it is under no obligation or restriction, nor will it assume any such obligation or restriction, that does or would interfere or conflict with its obligations under this Agreement.

10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF i3. I3 represents and warrants to CNBC.com, and covenants and agrees with CNBC.com, that (a) it has the right and authority to enter into this Agreement and to execute, deliver and issue the Warrant, and to carry out and perform its obligations hereunder and under the Warrant (b) all corporate action on the part of i3, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Warrant, the authorization, sale, issuance (or reservation for issuance) and delivery of the Warrant issued hereunder and the common stock issuable upon exercise thereof have been taken, (c) its performance hereunder it shall obey all applicable laws, regulations and rules of any government body or agency or other competent authority, (d) it is under no obligation or restriction, nor will it assume any such obligation or restriction, that does or would interfere or conflict with its obligations under this Agreement or under the Warrant, (e) it is a party to an agreement with each of AT&T Wireless and SBC Communications that permits i3 to distribute the Headlines to users of AT&T Wireless' and SBC Communications' mobile phone services, and (f) each Designated Reseller shall require each of its Users to agree to affirmatively agree to terms and conditions embodying the provisions set forth in Exhibit A attached hereto.

11. DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, RELATING TO THIS AGREEMENT, PERFORMANCE UNDER THIS AGREEMENT, THE HEADLINES AND CONTENT, AND EACH PARTY'S COMPUTING AND DISTRIBUTION SYSTEM.



                                       5

CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

12. LIMITATION OF LIABILITY. EXCEPT WITH RESPECT TO EACH PARTY'S INDEMNIFICATION OBLIGATIONS HEREUNDER, TO THE MAXIMUM EXTENT PERMITTED BY LAW, NEITHER PARTY, NOR THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, AFFILIATES, AGENGS OR SUPPLIERS, SHALL BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES, OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER FOR BREACH OF WARRANTY OR ANY OBLIGATION ARISING THEREFROM OR OTHERWISE, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE OR STRICT LIABILITY), AND IRRESPECTIVE OF WHETHER THE PARTY HAS ADVISED OR BEEN ADVISED OF THE POSSIBLITY OF ANY SUCH LOSS OR DAMAGE. BOTH PARTIES ACKNOWLEDGE AND AGREE THAT THE AMOUNTS PAYABLE HEREUNDER ARE BASED IN PART UPON THESE LIMITATIONS, AND FURTHER AGREE THAT THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

13.    INDEMNIFICATION.

       (a) Infringement Indemnification. CNBC.com shall indemnify, defend and hold harmless i3 from and against any and all losses, claims, liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of or incurred by i3 as a result of any actual claim, action, proceeding or suit (each, a "Claim") alleging that the licensing, use, reproduction, display, publishing or distribution of the Headlines by i3 in accordance with the terms and conditions of this Agreement constitutes an infringement of any patent, copyright, trademark, trade secret, or other proprietary right of any third party.

       (b) Cross Indemnity. Each party (the "Indemnifying Party") shall indemnify and hold harmless the other party, its affiliates, and their respective officers, directors, members, employees and agents (the "Indemnified Party") from and against any and all Claims instituted by third parties, as well as any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys fees) arising out of or accruing from (a) any misrepresentation or breach of the Indemnifying Party's representations and warranties set forth in this Agreement; and (b) any non-compliance by the Indemnifying Party with any covenants, agreements or undertakings of such party contained in or made pursuant to this Agreement.

14.    CONFIDENTIALITY.

       (a) General. During the Term and for a period of two (2) years thereafter, each party shall treat as confidential all Confidential Information of the other party, shall not use such Confidential Information except as set forth herein, and shall not disclose such Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement, but in no event less than reasonable care. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information. Upon expiration or termination of this Agreement, each party shall return all Confidential Information received from the other party. Any breach of the restrictions contained in this Section is a breach of this Agreement that may cause irreparable harm to the non-breaching party. Any such breach shall entitle the non-breaching party to injunctive relief in addition to all legal remedies.

       (b) Exclusions. Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information of the other which (i) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party, (ii) was known to the receiving party, without restriction, at the time of disclosure, (iii) is disclosed with the prior written approval of the disclosing party, (iv) was independently developed by the receiving party without any use of the Confidential Information, as reasonably demonstrated by the receiving party, (v) becomes known to the receiving party, without restriction, from a source other than the disclosing party without breach of this Agreement by the receiving party and otherwise not in violation of the disclosing party's rights, (vi) is disclosed generally to third parties by the disclosing party without restrictions similar to those contained in this Agreement, or (vii) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure. Each party shall be entitled to disclose the existence of this Agreement, but agrees that the terms and conditions of this Agreement shall be treated as Confidential Information and shall not be disclosed to any third party; provided, that each party may disclose the terms and conditions of this Agreement (A) as required by any court or other governmental body, (B) as otherwise required by law, (C) to legal counsel of the parties, (D) in confidence, to accountants, banks and financing



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CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

sources and their respective advisors, (E) if necessary in connection with the enforcement of this Agreement or rights under this Agreement, or (F) in confidence, in connection with an actual or proposed merger, acquisition or similar transaction.

15.    MISCELLANEOUS.

       (a) Binding Nature and Assignment. This Agreement shall be binding on the parties hereto and their respective successors and assigns, but neither party may assign this Agreement without the prior written consent of the other, such consent not to be unreasonably withheld; provided, however, that this Agreement may be assigned by CNBC.com to a direct or indirect parent, subsidiary or affiliate without consent of i3.

       (b) Compliance with Law. Each party shall comply with all applicable laws, codes, ordinances, rules and regulations of the federal, state and local governments, and of any and all political subdivisions and regulatory authorities thereof. Each party shall obtain all necessary permits and licenses required in connection with the performance of it obligations hereunder.

       (c) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier or overnight delivery service, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth in the preamble of this Agreement. Either party hereto may from time to time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective.

       (d) Headings. The article and section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof.

       (e) Relationship of Parties. i3, in furnishing services to CNBC.com hereunder, is acting only as an independent contractor and assumes full responsibilities for each of its employees and shall be solely responsible for the payment of compensation to its personnel. This Agreement does not constitute either party as the agent or legal representative of the other party and does not create a partnership or joint venture between them.

       (f) Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objective. If the remainder of this Agreement shall not be affected by such declaration or finding and is capable of substantial performance, then, each provision not so affected shall be enforced to the extent permitted by law.

       (g) Press Releases. Except to the extent required by applicable law or as otherwise specified herein, any use by one party of the other party's name, trademarks or service marks in any press releases, customer lists, marketing materials or other announcements concerning the matters covered by this Agreement, or for promotional, advertising or other purposes, shall require the other party's prior written approval; provided, that CNBC.com shall have the right to approve any description of CNBC.com and the transactions contemplated by this Agreement which are included in any documents filed by i3 with the Securities and Exchange Commission, such approval not to be unreasonably withheld.

       (h) Waivers. No delay or omission by either party hereto to exercise any right or power hereunder shall impair such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity or otherwise.

       (i) Force Majeure. If the performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, acts of God, severe weather conditions, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental




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CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

agency, or any other act or condition beyond the reasonable control of the parties hereto, the party whose performance is so affected shall be excused from such performance; provided, that if either party invokes this Section for any consecutive period of thirty (30) days or longer, then the other party may immediately terminate this Agreement without penalty, upon written notice to such invoking party.

       (j) Survival of Terms. Termination or expiration of this Agreement for any reason shall not terminate any rights, liabilities or obligations that have either accrued prior to the effective date of termination of this Agreement or which the parties have expressly agreed shall survive any such termination or expiration.

       (k) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no written or oral representations, understandings or agreements relative hereto which are not fully expressed herein. This Agreement is intended to be the sole and exclusive statement of the agreement between the parties hereto with respect to the subject matter hereof and any other terms or conditions included in any forms utilized or exchanged by the parties hereto shall be of no force or effect and shall not be incorporated herein or be binding unless expressly agreed to in writing by both parties hereto. No change, amendment, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the party against which such change, amendment, waiver or discharge is sought to be enforced.

       (l) Governing Law; Jurisdiction. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the state and federal courts of New York County, New York.

       (m) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

       IN WITNESS WHEREOF, i3 and CNBC.com have each caused this Distribution Agreement to be executed and delivered by its duly authorized officer, to be effective as of the Effective Date.


i3 MOBILE, INC.                               CNBC.COM LLC

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Signature                                            Signature

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Printed Name                                         Printed Name

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Title                                                Title

Solely with respect to Section 3(j):

NATIONAL BROADCASTING COMPANY, INC.

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Signature

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Printed Name

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Title



                                       8

CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.